UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 22, 2014

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

                On May 22, 2014, Vornado Realty Trust (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Meeting”).  As of March 24, 2014, the record date for shareholders entitled to vote at the Meeting, there were 187,403,922 common shares of beneficial interest, par value $0.04 per share (the “Shares”) outstanding and entitled to vote.  Of the Shares entitled to vote at the Meeting, 171,738,870, or approximately 92% of the Shares were present or represented by proxy.  There were seven matters presented and voted on.  Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1 – Election of three nominees to serve on the Board of Trustees for a three-year term and until their respective successors are duly elected.

Nominee	For	Withheld	Broker Non-Votes
Michael Lynne	63,256,101	100,548,219	7,934,550
David Mandelbaum	40,555,781	123,248,539	7,934,550
Daniel R. Tisch	63,634,374	100,169,946	7,934,550

Proposal 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2014.

	For	Against	Abstain
Votes Cast	170,571,622	1,045,997	121,251

Proposal 3 – Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	153,109,528	10,473,041	221,751	7,934,550

Proposal 4 – Non-binding shareholder proposal regarding majority voting for the election of trustees.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	139,213,542	24,236,706	354,072	7,934,550

Proposal 5 – Non-binding shareholder proposal regarding the appointment of an independent Chairman.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	95,851,925	67,779,437	172,958	7,934,550

Proposal 6 – Non-binding shareholder proposal regarding establishing one class of trustees to be elected annually.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	138,058,956	25,518,828	226,536	7,934,550

Proposal 7 – Non-binding shareholder proposal regarding restricting the acceleration of equity following a change of control.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	64,938,225	98,374,259	491,836	7,934,550

In addition to the three nominees who were re-elected at the Meeting to serve on the Company’s Board of Trustees, Steven Roth, Candace K. Beinecke, Michael D. Fascitelli, Robert P. Kogod, Richard R. West, and Russell B. Wight, Jr. continue to serve as Trustees after the meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen Theriot
Name:	Stephen Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen Theriot
Name:	Stephen Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date: May 28, 2014